SCHEDULE OF PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Details) - USD ($)	Mar. 31, 2025	Mar. 31, 2024
Prepaid Expenses And Other Current Assets Net
Deposits	$ 188,277	$ 71,161
GST receivables	36,649	33,424
Prepaid expenses	253,416	145,183
Deferred initial public offering (“IPO’’) costs	715,630	213,860
Prepaid expenses and other current assets, net	$ 1,193,972	$ 463,628